SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  June 3, 2003
                Date of report (Date of earliest event reported)

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
               (Exact name of registrant as specified in charter)

         Connecticut                    811-0969              06-0759497
-----------------------------     -------------------    -------------------
(State or Other Jurisdiction        (Commission File        (IRS Employer
      of Incorporation)                  Number)         Identification No.)

1000 Bridgeport Avenue, Shelton, Connecticut               06484
--------------------------------------------     --------------------
(Address of principal executive of offices)             (Zip code)


        Registrant's telephone number including area code: (203) 944-5400
                                                           --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or former address, if changed since last report)




ITEM 5.    OTHER EVENTS.

Reference is made to the press release issued to the public by the registrant on June 4, 2003, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

NUMBER               DESCRIPTION

99.1                 Text of Press Release dated June 3, 2003.


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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            THE FIRST CONNECTICUT CAPITAL CORPORATION



                            By: /S/LAWRENCE R. YURDIN
                               -------------------------------------------------
                                Name:    Lawrence R. Yurdin
                                Title:   President and Chief Executive Officer

Dated:     June 4, 2003


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                                  EXHIBIT INDEX



           NUMBER              DESCRIPTION

           99.1                Text of Press Release dated June 3, 2003.


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